United
                    Vanguard
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1998 MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1998


Dear Shareholder:


This report relates to the operation of United Vanguard Fund, Inc. for the fiscal year ended September 30, 1998. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

The past fiscal year was an extremely volatile period for the global capital markets. We are all by now familiar with the financial crisis in Asia which has slowly spread to the developed world, but it is important to acknowledge that Asia was the first major symptom of a larger problem and not necessarily the problem itself. In the early 1990s, many developed nations rushed to establish manufacturing bases in the Far East and capital flowed from corporations and international mutual funds. Asian governments poured in more money to build industrial and economic infrastructure. Eventually, there was so much capacity created by this infusion of capital that the cash flow generated by the assets was not adequate to repay investors. These events were to foreshadow similar problems all over the world. Once providers of capital experienced problems, they quickly withdrew funds from these economies causing massive currency devaluation and the economic problems now facing much of the world.

We began to position the Fund for the occurrence of these types of problems early in the fiscal year. Exposure to credit-sensitive companies, like banks, was greatly reduced and industrial cyclical stocks were eliminated from the Fund's portfolio. In their place, we purchased interest-sensitive non-bank financial stocks and increased our exposure to consumer staples and consumer cyclical companies, such as retailers. Our overall strategy and investment philosophy has remained constant. We believe the best way to provide long-term returns is to invest in what we believe are the best businesses run by the best management. We continue to search for companies that we believe possess a sustainable competitive advantage which can result in long-term, highly profitable growth.

The indexes shown in the chart on the following page reflect the performance of securities that generally represent the stock market (the S&P 500 Index) and the universe of funds with similar investment objectives (the Lipper Growth Fund Universe Average). The strategies and techniques we applied resulted in the Fund's performance falling below that of the S&P 500 Index and above the Lipper Average.

Going forward, we expect global economies to continue to slow. We expect interest rates to fall dramatically and have positioned the Fund's portfolio accordingly. We intend to continue emphasizing retailers, mortgage-related financial companies, select drug stocks and the tobacco industry. Our portfolio strategy consists of an attempt to manage risks in down markets through holdings of defensive stocks while participating in the potential long-term growth of solid companies currently in the Fund's portfolio.

We appreciate your continued confidence.




Respectfully,
Daniel P. Becker
Manager, United Vanguard Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
                   United Vanguard Fund, Inc. Class A Shares,
                The Standard & Poor's 500 Composite Stock Index,
                  and The Lipper Growth Fund Universe Average

                                              Lipper
                      United      S&P         Growth
                      Vanguard    500           Fund
                      Fund, Composite       Universe
                      Inc.Stock Index        Average
                      ------------------  ----------
     09/30/88        $ 9,425  $10,000        $10,000
     09/30/89         11,658   13,301         12,847
     09/30/90         10,181   12,072         11,127
     09/30/91         13,325   15,834         14,955
     09/30/92         13,247   17,585         16,071
     09/30/93         15,681   19,871         19,002
     09/30/94         17,541   20,603         19,256
     09/30/95         22,245   26,731         24,523
     09/30/96         23,044   32,167         28,423
     09/30/97         28,484   45,192         37,797
     09/30/98         29,556   49,306         37,173

     ====      United Vanguard Fund, Class A* -- $29,556
     ++++      Standard & Poor's 500 Composite Stock Index  -- $49,306
     ----      Lipper Growth Fund Universe Average -- $37,173

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------
Year Ended
   9/30/98          -2.20%     4.02%
5 Years Ended
   9/30/98          12.18%     N/A
10 Years Ended
   9/30/98          11.45%     N/A
Life of Class Y +++ N/A        9.64%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/8/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/98.
Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Vanguard Fund, Inc.

PORTFOLIO STRATEGY:
Common stock of companies  OBJECTIVE:   Appreciation of
thought to have superior                capital.
prospects for growth and/or
other unique investment     STRATEGY:   Invests in securities
characteristics                         primarily issued by
                                        companies believed to
May invest in Foreign                   have the potential for
Securities                              appreciation in
                                        value and seeks to
Cash Reserves                           achieve proper timing of purchases and
                                        sales relative to market conditions.

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Vanguard Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1969

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and December)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1998
--------------------------------------------
DIVIDENDS PAID                  $0.04
                                =====

CAPITAL GAINS DISTRIBUTION      $1.77
                                =====

NET ASSET VALUE ON
   9/30/98    $7.50 adjusted to:$9.27 (A)
   9/30/97                       9.11
                                -----
CHANGE PER SHARE                $0.16
                                =====

(A)This number includes the capital gains distribution of $1.77 paid in December 1997 added to the actual net asset value on September 30, 1998.


Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                          Average Annual Total Return
                                          ---------------------------
                                             With           Without
Period                                   Sales Load*      Sales Load**
------                                   -----------      ------------
1-year period ended 9-30-98                  -2.20%            3.76%
5-year period ended 9-30-98                  12.18%           13.51%
10-year period ended 9-30-98                 11.45%           12.11%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1998, United Vanguard Fund, Inc. had net assets totaling $1,431,098,114 invested in a diversified portfolio of:

   87.28%   Common Stocks
   12.57%   Cash and Cash Equivalents
    0.15%   Corporate Debt Security

As a shareholder of United Vanguard Fund, Inc., for every $100 you had invested on September 30, 1998, your Fund owned:

 $42.23  Manufacturing Stocks
  15.83  Finance, Insurance and Real Estate Stocks
  14.58  Wholesale and Retail Trade Stocks
  12.57  Cash and Cash Equivalents
  10.40  Services Stocks
   4.24  Transportation, Communication, Electric
           and Sanitary Services Stocks
   0.15  Corporate Debt Security

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 4.62%
 Abercrombie & Fitch Co., Class A*  ......   828,700   $ 36,462,800
 Kohl's Corporation*  ....................   760,000     29,640,000
   Total .................................               66,102,800

Building Materials and Garden Supplies - 3.31%
 Home Depot, Inc. (The)  ................. 1,200,000     47,400,000

Business Services - 6.67%
 BMC Software, Inc.*  ....................   617,200     37,051,287
 Microsoft Corporation*  .................   530,000     58,349,687
   Total .................................               95,400,974

Chemicals and Allied Products - 17.01%
 Bristol-Myers Squibb Company  ...........   395,700     41,103,338
 Colgate-Palmolive Company  ..............   440,000     30,140,000
 Lilly (Eli) and Company  ................   277,700     21,747,381
 Monsanto Company  .......................   400,000     22,550,000
 Pfizer Inc.  ............................   316,600     33,539,812
 Schering-Plough Corporation  ............   482,800     49,999,975
 Warner-Lambert Company  .................   588,300     44,416,650
   Total .................................              243,497,156

Communication - 0.83%
 Clear Channel Communications, Inc.*  ....   250,500     11,898,750

Depository Institutions - 3.09%
 Comerica Incorporated  ..................   460,000     25,213,750
 MBNA Corp.  .............................   662,700     18,969,788
   Total .................................               44,183,538

Electronic and Other Electric Equipment - 3.73%
 Intel Corporation  ......................   445,100     38,181,234
 Texas Instruments Incorporated  .........   287,200     15,149,800
   Total .................................               53,331,034

Furniture and Home Furnishings Stores - 0.42%
 Williams-Sonoma, Inc.*  .................   284,900      6,071,931

General Merchandise Stores - 2.95%
 Dollar General Corporation  .............   693,906     18,475,247
 Wal-Mart Stores, Inc.  ..................   434,700     23,745,488
   Total .................................               42,220,735


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998
                                              Shares        Value

COMMON STOCKS (Continued)
Health Services - 2.89%
 Health Management Associates, Inc.,
   Class A* .............................. 1,476,050 $   26,937,913
 Tenet Healthcare Corporation*  ..........   500,000     14,375,000
   Total .................................               41,312,913

Hotels and Other Lodging Places - 0.03%
 Sun International Hotels, Ltd.*  ........    10,000        379,375

Industrial Machinery and Equipment - 9.93%
 Applied Materials, Inc.*  ...............   390,100      9,862,216
 Cisco Systems, Inc.*  ...................   643,200     39,777,900
 EMC Corporation*  ....................... 1,615,900     92,409,281
   Total .................................              142,049,397

Instruments and Related Products - 2.89%
 Guidant Corporation  ....................   307,500     22,831,875
 Medtronic, Inc.  ........................   318,500     18,433,187
 United States Surgical Corporation  .....       634         26,430
   Total .................................               41,291,492

Insurance Carriers - 2.53%
 American International Group, Inc.  .....   287,250     22,118,250
 MGIC Investment Corporation  ............   382,400     14,101,000
   Total .................................               36,219,250

Miscellaneous Retail - 1.91%
 Costco Companies, Inc.*  ................    70,000     3,316,250
 Walgreen Co.  ...........................   545,300    24,027,281
   Total .................................               27,343,531

Motion Pictures - 0.81%
 Time Warner Incorporated  ...............   133,200     11,663,325

Nondepository Institutions - 10.21%
 Capital One Financial Corp.  ............   281,900     29,176,650
 Fannie Mae  ............................. 1,132,700     72,775,975
 Freddie Mac  ............................   893,800     44,187,238
   Total .................................              146,139,863

Printing and Publishing - 0.93%
 Tribune Company  ........................   263,200     13,242,250

Tobacco Products - 5.05%
 Philip Morris Companies Inc.  ........... 1,570,000     72,318,125

Transportation Equipment - 2.69%
 Harley-Davidson, Inc.  .................. 1,310,000     38,481,250


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation Services - 0.54%
 Dial Corporation (The)  .................   378,000 $    7,796,250

Water Transportation - 2.87%
 Carnival Corporation, Class A  .......... 1,293,400     41,146,288

Wholesale Trade - Durable Goods - 1.37%
 Johnson & Johnson  ......................   250,000     19,562,500

TOTAL COMMON STOCKS - 87.28%                         $1,249,052,727
 (Cost: $967,857,672)
                                           Principal
                                           Amount in
                                           Thousands
CORPORATE DEBT SECURITY - 0.15%
Health Services
 Assisted Living Concepts, Convertible,
   6.0%, 11-1-2002 .......................    $2,500 $    2,225,000
 (Cost: $2,500,000)

SHORT-TERM SECURITIES
Commercial Paper
 Communication - 1.74%
 Bell Atlantic Financial Services, Inc.,
   5.3%, 10-14-98 ........................    25,000     24,952,153

 Electric, Gas and Sanitary Services - 2.89%
 Carolina Power & Light Co.,
   5.46%, 11-9-98 ........................    21,500     21,372,828
 Houston Industries FinanceCo L.P. (Houston
   Industries Incorporated, guarantor),
   5.67%, 10-30-98 .......................    20,000     19,908,650
   Total .................................               41,281,478

 Fabricated Metal Products - 0.83%
 Danaher Corporation,
   5.3438%, Master Note ..................       356        356,000
 Snap-On Inc.,
   5.51%, 10-15-98 .......................    11,500     11,475,358
   Total .................................               11,831,358

 Food and Kindred Products - 1.47%
 ConAgra, Inc.,
   5.7%, 10-9-98 .........................     7,000      6,991,133
 General Mills, Inc.,
   5.1988%, Master Note ..................        77         77,000
 Seagram (Joseph E.) & Sons Inc.,
   5.4%, 10-15-98 ........................    14,000     13,970,600
   Total .................................               21,038,733

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Instruments and Related Products - 1.65%
 General Signal Corp.,
   5.7%, 10-6-98 .........................   $23,660 $   23,641,269

 Insurance Agents, Brokers and Service - 0.93%
 Aon Corp.,
   5.53%, 10-7-98 ........................    13,300     13,287,742

 Nondepository Institutions - 1.88%
 Penney (J.C.) Funding Corp.,
   5.5%, 10-23-98 ........................    23,000     22,922,694
 Whirlpool Corp.,
   6.0%, 10-1-98 .........................     3,975      3,975,000
   Total .................................               26,897,694

 Textile Mill Products - 0.09%
 Sara Lee Corporation,
   5.1938%, Master Note ..................     1,302      1,302,000

 Tobacco Products - 0.18%
 B.A.T. Capital Corp.,
   5.6%, 11-5-98 .........................     2,600      2,585,845

 Transportation Equipment - 0.52%
 Dana Credit Corp.,
   5.68%, 10-14-98 .......................     7,500      7,484,617

Total Commercial Paper - 12.18%                         174,302,889

Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.56%
 Nondepository Institutions
 Hyundai Motor Finance Co. (Bank of America NT & SA),
   5.52%, 10-5-98 ........................     8,000      7,995,093

TOTAL SHORT-TERM SECURITIES - 12.74%                 $  182,297,982
 (Cost: $182,297,982)

TOTAL INVESTMENT SECURITIES - 100.17%                $1,433,575,709
 (Cost: $1,152,655,654)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.17%)      (2,477,595)

NET ASSETS - 100.00%                                 $1,431,098,114



                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value
   (Notes 1 and 3) .................................     $1,433,576
 Cash   ............................................              6
 Receivables:
   Investment securities sold ......................         12,619
   Dividends and interest ..........................          1,381
   Fund shares sold ................................            428
 Prepaid insurance premium  ........................             39
                                                         ----------
    Total assets  ..................................      1,448,049
                                                         ----------
Liabilities
 Payable for investment securities purchased  ......         13,608
 Payable to Fund shareholders  .....................          2,786
 Accrued service fee (Note 2)  .....................            313
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................            202
 Accrued management fee (Note 2)  ..................             27
 Accrued accounting services fee (Note 2)  .........              8
 Accrued distribution fee (Note 2)  ................              3
 Other  ............................................              4
                                                         ----------
    Total liabilities  .............................         16,951
                                                         ----------
      Total net assets .............................     $1,431,098
                                                         ==========

Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $  190,735
   Additional paid-in capital ......................        937,306
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ........................................          1,776
   Accumulated undistributed net realized gain on
    investment transactions  .......................         20,351
   Net unrealized appreciation in value of
    investments  ...................................        280,930
                                                         ----------
    Net assets applicable to outstanding
      units of capital .............................     $1,431,098
                                                         ==========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $7.50
 Class Y  ..........................................          $7.52
Capital shares outstanding
 Class A  ..........................................        190,108
 Class Y  ..........................................            627
Capital shares authorized ..........................        600,000

                   See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Income
 Income (Note 1B):
   Dividends .......................................       $13,366
   Interest and amortization .......................         5,153
                                                           -------
    Total income  ..................................        18,519
                                                           -------
 Expenses (Note 2):
   Investment management fee .......................        10,495
   Service fee - Class A ...........................         3,320
   Transfer agency and dividend disbursing - Class A         2,395
   Accounting services fee .........................           100
   Distribution fee - Class A ......................            27
   Custodian fees ..................................            23
   Audit fees ......................................            19
   Legal fees ......................................            10
   Shareholder servicing - Class Y .................             8
   Other ...........................................           202
                                                           -------
    Total expenses  ................................        16,599
                                                           -------
      Net investment income ........................         1,920
                                                           -------
Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................        24,654
 Realized net gain on foreign currency
   transactions ....................................            26
                                                           -------
   Realized net gain on investments ................        24,680
 Unrealized appreciation in value of investments
   during the period ...............................        32,486
                                                           -------
    Net gain on investments  .......................        57,166
                                                           -------
      Net increase in net assets resulting
       from operations  ............................       $59,086
                                                           =======


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1998        1997
Increase (Decrease)in Net Assets      --------------   ------------
 Operations:
   Net investment income ............     $    1,920     $   11,726
   Realized net gain on investments .         24,680        332,325
   Unrealized appreciation (depreciation)     32,486        (52,010)
                                          ----------     ----------
    Net increase in net assets
      resulting from operations .....         59,086        292,041
                                          ----------     ----------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ........................         (6,595)        (9,105)
    Class Y  ........................            (29)           (42)
   Realized gains on securities
    transactions:
    Class A  ........................       (284,084)      (197,515)
    Class Y  ........................         (1,024)          (690)
                                          ----------     ----------
                                            (291,732)      (207,352)
 Capital share transactions:              ----------     ----------
   Proceeds from sale of shares:
    Class A (40,123,616 and 8,448,618
      shares, respectively) .........        321,631         71,292
    Class Y (122,262 and 152,715
      shares, respectively) .........            996          1,278
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (41,192,909 and
      27,174,275 shares, respectively)       285,879        203,701
    Class Y (151,657 and 97,643
      shares, respectively) .........          1,052            733
   Payments for shares redeemed:
    Class A (53,303,525 and 20,669,570
      shares, respectively) .........       (426,626)      (173,060)
    Class Y (224,280 and 146,263
      shares, respectively) .........         (1,798)        (1,192)
                                          ----------     ----------
      Net increase in net assets
       resulting from capital
       share transactions  ..........        181,134        102,752
                                          ----------     ----------
      Total increase (decrease) .....        (51,512)       187,441
Net Assets
 Beginning of period  ...............      1,482,610      1,295,169
                                          ----------     ----------
 End of period, including undistributed
   net investment income of $1,776
   and $6,454, respectively .........     $1,431,098     $1,482,610
                                          ==========     ==========
                 *See "Financial Highlights" on pages 14 - 15.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1998   1997    1996   1995    1994
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $9.11  $8.77   $8.97  $7.73   $7.10
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.01   0.07    0.03   0.07    0.00
 Net realized and
   unrealized gain
   on investments ..           0.19   1.69    0.26   1.82    0.83
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.20   1.76    0.29   1.89    0.83
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.04) (0.06)  (0.04) (0.03)  (0.02)
 From capital gains           (1.77) (1.36)  (0.45) (0.62)  (0.18)
                              -----  -----   -----  -----   -----
Total distributions           (1.81) (1.42)  (0.49) (0.65)  (0.20)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $7.50  $9.11   $8.77  $8.97   $7.73
                              =====  =====   =====  =====   =====
Total return* ......           3.76% 23.60%   3.59% 26.82%  11.86%
Net assets, end of
 period (in
 millions)  ........         $1,426 $1,478  $1,291 $1,285  $1,014
Ratio of expenses
 to average net
 assets  ...........           1.10%  1.09%   1.09%  1.05%   1.05%
Ratio of net
 investment income
 to average net
 assets  ...........           0.13%  0.86%   0.36%  0.87%   0.04%
Portfolio
 turnover rate  ....          90.51%139.14%  57.10% 30.01%  36.70%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                                  For the
                       For the fiscal year         period
                       ended September 30,        from 9/8/95*
                      --------------------        through
                       1998    1997   1996        9/30/95
                      -----   ----- ------        --------
Net asset value,
 beginning of period  $9.12   $8.78  $8.97          $9.05
                      -----   -----  -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.03    0.09   0.07           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......   0.19    1.69   0.24          (0.08)
                      -----   -----  -----          -----
Total from investment
 operations ........   0.22    1.78   0.31          (0.08)
                      -----   -----  -----          -----
Less distributions:
 From net investment
   income...........  (0.05)  (0.08) (0.05)         (0.00)
 From capital gains   (1.77)  (1.36) (0.45)         (0.00)
                      -----   -----  -----          -----
Total distributions.  (1.82)  (1.44) (0.50)         (0.00)
                      -----   -----  -----          -----
Net asset value,
 end of period .....  $7.52   $9.12  $8.78          $8.97
                      =====   =====  =====          =====
Total return .......   4.02%  23.87%  3.80%         -0.88%
Net assets, end of
 period (in
 millions)  ........     $5      $5     $4             $2
Ratio of expenses
 to average
 net assets  .......   0.91%   0.90%  0.91%          0.00%
Ratio of net investment
 income to average
 net assets ........   0.33%   1.05%  0.69%          0.00%
Portfolio
 turnover rate .....  90.51% 139.14% 57.10%         30.01%**

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is appreciation through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 1998, $26,325 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
              Average
           Net Asset Level          Annual Fee
     (all dollars in millions)     Rate for Each Level
     -------------------------     -------------------
     From $    0 to $   10              $      0
     From $   10 to $   25              $ 10,000
     From $   25 to $   50              $ 20,000
     From $   50 to $  100              $ 30,000
     From $  100 to $  200              $ 40,000
     From $  200 to $  350              $ 50,000
     From $  350 to $  550              $ 60,000
     From $  550 to $  750              $ 70,000
     From $  750 to $1,000              $ 85,000
          $1,000 and Over               $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,616,408, out of which W&R paid sales commissions of $1,494,180 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the

Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $52,898, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $1,272,581,034 while proceeds from maturities and sales aggregated $1,533,587,281. Purchases of short-term securities aggregated $1,711,846,241 while proceeds from maturities and sales aggregated $1,551,788,315.

     For Federal income tax purposes, cost of investments owned at September 30, 1998 was $1,154,245,771, resulting in net unrealized appreciation of $279,329,938, of which $293,147,061 related to appreciated securities and $13,817,123 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $26,175,538 during its fiscal year ended September 30, 1998, of which a portion was paid to shareholders during the period ended September 30, 1998. Remaining net capital gains will be distributed to the Fund's shareholders in fiscal 1999.

NOTE 5 -- Multiclass Operations

     On August 15, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each Class of shares based on the value of relative net assets as of the beginning of the day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Vanguard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Vanguard Fund, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for each of the fiscal periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                 ---------------------------------------------------------------
  Record         Ordinary  Long-Term Capital Gain              Non-    Long-Term
    Date    Total  Income   28% Rate 20% Rate Qualifying Qualifying Capital Gain
----------- -------------   -------- -------  ---------- ---------- ------------
                                    Class A
12-12-97   $1.807 $0.3128    $0.7859  $0.7083    $0.0336    $0.2792      $1.4942
06-12-98      ---     ---        ---      ---        ---        ---          ---
           ------ -------    -------  -------    -------    -------      -------
Total      $1.807 $0.3128    $0.7859  $0.7083    $0.0336    $0.2792      $1.4942
           ====== =======    =======  =======    =======    =======      =======
                                    Class Y
12-12-97   $1.815 $0.3208    $0.7859  $0.7083    $0.0402    $0.2806      $1.4942
06-12-98      ---     ---        ---      ---        ---        ---          ---
           ------ -------    -------  -------    -------    -------      -------
Total      $1.815 $0.3208    $0.7859  $0.7083    $0.0402    $0.2806      $1.4942
           ====== =======    =======  =======    =======    =======      =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin



OFFICERS
Robert L. Hechler, President
Daniel P. Becker, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer




This report is submitted for the general information of the shareholders of United Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Vanguard Fund, Inc. current prospectus.


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1005A(9-98)

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